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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 9, 2004


                            NorthWestern Corporation
             (Exact name of registrant as specified in its charter)




          Delaware                       0-692                  46-0172280
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)


             125 South Dakota Avenue                   57104
            Sioux Falls, South Dakota                (Zip Code)
    (Address of principal executive offices)

                                 (605) 978-2908
              (Registrant's telephone number, including area code)



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Item 5.    Other Events and Regulation FD Disclosure

On June 9, 2004, NorthWestern Corporation (the "Company") issued a press release announcing that the Company has decided to combine its Audit and Controls function with its Finance group as of July 1, 2004. George Boyles, previously Director of Accounting Operations, has been named Internal Audit and Controls Officer; Kendall Kliewer, previously Chief Accountant, has been named Controller; Paul Evans, a Certified Public Accountant previously acting as a consultant to the Company, has joined the Company as Treasurer; and Maurice Worsfold has been named Vice President of Information Development until he leaves the Company at year-end 2004. The press release is attached hereto as
Exhibit 99.1.

Item 7.      Financial Statements and Exhibits

EXHIBIT NO.  DESCRIPTION OF DOCUMENT
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99.1*        Press Release of NorthWestern Corporation dated June 9, 2004
* filed herewith


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            NorthWestern Corporation


                                 By:   /s/ Alan D. Dietrich
                                      -------------------------------------
                                      Alan D. Dietrich
                                      Vice President - Legal Administration and
                                      Corporate Secretary


Date:  June 9, 2004


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                                Index to Exhibits
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EXHIBIT NO.  DESCRIPTION OF DOCUMENT
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99.1*        Press Release of NorthWestern Corporation dated June 9, 2004
* filed herewith